EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report of TAP Real Estate Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2026 (the “Report”), the undersigned, Gregory L. Hopkins, Chief Executive Officer of the Company, and Jeffrey Hinshaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2026

/s/ Gregory L. Hopkins
Name:	Gregory L. Hopkins
Title:	Chief Executive Officer

/s/ Jeffrey Hinshaw
Name:	Jeffrey Hinshaw
Title:	Chief Financial Officer